UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 8, 2011

PET AIRWAYS, INC.
(Exact Name of Registrant as Specified in Charter)

Illinois	333-130446	20-3191557
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 E. Atlantic Avenue, #C264
Delray Beach, FL 33483
(Address of principal executive offices) (Zip Code)

408-248-6000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01       Regulation FD Disclosure.

Commencing in March 2011, Pet Airways, Inc. (the “Company,” “we” or “us”) intends to meet with certain prospective investors and present certain information regarding the Company, including our current initiatives and operations.

Pursuant to Regulation FD, we are hereby furnishing the investor presentation as Exhibit 99.1, which is incorporated by reference into this Item 7.01. This information is being “furnished” to the Securities and Exchange Commission (the “SEC”) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Securities Act”).

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected in these statements. Further information on factors that could affect our financial and other results is included below and in our recent filings with the SEC.

CERTAIN FACTORS THAT MAY AFFECT FUTURE RESULTS

An investment in our common stock involves a high degree of risk.  You should carefully consider the following risk factors in addition to other information in our filings with the SEC before purchasing our common stock.  The risks and uncertainties described below are those that we currently deem to be material and that we believe are specific to our company and our industry.  In addition to these risks, our business may be subject to risks currently unknown to us.  If any of these or other risks actually occurs, our business may be adversely affected, the trading price of our common stock may decline and you may lose all or part of your investment.

RISKS RELATED TO OUR BUSINESS

We are an early stage company, have limited operating history and anticipate losses and negative cash flow.

We are an early stage company, and have limited operating history upon which prospective investors may base an evaluation as to our likely performance. We have been offering pet transportation services for a limited period of time and a substantial majority of our revenue has occurred within the past two years.  We are subject to all the substantial risks inherent in an early stage business enterprise within the airline and pet transportation industry, including increased fuel costs, changes in government regulation, and economic downturns. No assurances can be given that our business will be successful, profitable or that we will ever become profitable. In addition, if we ever do become profitable there can be no assurance that we will remain profitable.  Before purchasing our common stock, investors should consider an investment in our common stock in light of the risks, uncertainties and difficulties frequently encountered by early-stage companies in new and rapidly evolving markets such as ours, including those described herein.  We may not be able to successfully address any or all of these risks.  Failure to adequately address such risks could cause our business to fail which may result in our liquidation.

We may have difficulty managing our growth.

We anticipate that we will continue to grow in the near future.  Our ability to manage growth effectively will depend on our ability to improve and expand our operations, including our financial and management information systems, and to recruit, train and manage additional marketing, operations and administrative personnel.  Our management may not be able to manage growth effectively, or may be unable to recruit and retain personnel needed to meet our needs.  If we are unable to manage growth or hire necessary personnel, our business could be materially harmed.

We may not be able to maintain our cost structure, thus leading to higher operating costs, which may have a material effect on our financial condition.

Our ability to do business and be profitable is based on maintaining as little average cost per Pawsengerstm as possible.  Any increase in our costs or decrease in the number of Pawsengerstm, both of which may vary considerably for the reasons discussed herein, will significantly increase the average cost per Pawsenger and may have a material adverse effect on our business and profitability.

Sales may fluctuate due to seasonality.

Our business is, in part, seasonal in nature. This seasonality is dependent on numerous factors, including the markets in which we operate, holiday seasons, climate, economic conditions and numerous other factors. A substantial portion of our revenue is derived to travel demand, which can sometimes be difficult to predict. Therefore, our revenue is, to a larger degree, affected by factors that are outside of our control. There can be no assurance that our historic operating patterns will continue in future periods as we cannot influence or forecast many of these factors.

Economic downturns may adversely affect our sales.

A further downturn in the economy may affect consumer purchases of discretionary items, which could adversely affect our revenues.  Our success depends on the sustained demand for our services. Consumer purchases of discretionary services, such as ours, tend to decline during recessionary periods when disposable income is lower. These downturns have been characterized by diminished services demand and subsequent accelerated erosion of average prices. A general slowdown in the economies in which we sell our services or even an uncertain economic outlook could adversely affect consumer spending on our services and, in turn, our sales and results of operations.

Although we believe that we are the sole “pet only” airline, we indirectly compete with a variety companies that have greater financial and operational resources than us.

We believe that we are the sole “pet only” airline that transports pets in an environment controlled main cabin of the aircraft. The barrier to competition to establish an operation such as ours requires, in addition to the capital necessary, substantial planning and expertise, purchasing of assets, leasing of space, training of personnel, and licensing from several different governmental agencies in addition to the creation of a strong brand presence in the marketplace. There may, however, be entities that possess the necessary capital and skill to develop a service similar to ours, and thusly there can be no assurance that we will not have direct competitors in the market in the future or that such competition will not have a material adverse effect on our business.

In addition, we currently compete in the same markets with traditional commercial airlines and ground based carriers that, in some cases, have substantial more capital, resources and expertise in the transportation business. While these competitors do not offer the same service that we provide, they do compete with us by providing general pet transportation services. There can no assurances that these competitors or others that may enter the business are not planning to direct substantial cargo capacity and resources at the pet transportation market and, if successful, that it would not have a material adverse effect of our business.

Reliance on Key Personnel.

We are dependent on a limited number of key personnel, and the loss of any of these individuals could harm our competitive position and financial performance. Our future success depends, to a significant extent, on the continued services of our key personnel, including our executive management. Competition for personnel throughout the airline and transportation industry is intense and we may be unable to retain our current management and staff or attract, integrate or retain other highly qualified personnel in the future. If we do not succeed in retaining our current management and our staff or in attracting and motivating new personnel, our business could be materially adversely affected.

In order to grow at the pace expected by management, we will require additional capital to support our long-term growth strategies. If we are unable to obtain additional capital in future years, we may be unable to proceed with our plans and we may be forced to curtail our operations.

We do not presently have adequate cash from operations or financing activities to meet our long-term financing needs.  We will require additional working capital to continue our operations during the next 12 months and to support our long-term growth strategies, so as to enhance our service offerings and benefit from economies of scale. Our working capital requirements and the cash flow provided by future operating activities, if any, will vary greatly from quarter to quarter, depending on the volume of business and competition in the markets we serve. We may seek any necessary funding through one or more credit facilities, if available, or through the sale of debt or additional equity securities. However, there is no assurance that funding of any type would be available to us, or that it would be available at rates and on terms and conditions that would be financially acceptable and viable to us in the long term. If we are unable to raise any necessary additional financing when needed, we may be required to suspend operations, sell assets or enter into a merger or other combination with a third party, any of which could adversely affect the value of our common stock, or render it worthless. If we issue additional debt or equity securities, such securities may enjoy rights, privileges and priorities (including but not limited to coupon rates, conversion rights, rights to fixed or preferential dividends, anti-dilution rights or preference as to the distribution of assets upon a liquidation) superior to those enjoyed by holders of our common stock, thereby diluting the value of our common stock.

We are increasingly dependent on technology in our operations, and if our technology fails or we are unable to continue to invest in new technology our business may be adversely affected.

We have become increasingly dependent on technology initiatives to enhance customer service in order to compete in the current business environment. The performance and reliability of the technology are critical to our ability to attract and retain customers and our ability to compete effectively. These initiatives will continue to require significant capital investments in our technology infrastructure. If we are unable to make these investments, our business and operations could be negatively affected.

In addition, any internal technology error or failure or large scale external interruption in technology infrastructure we depend on, such as power, telecommunications, or the Internet, may disrupt our technology network. Any individual, sustained or repeated failure of technology could impact our customer service and result in increased costs or lower sales.  Our technology systems and related data may be vulnerable to a variety of sources of interruption due to events beyond our control, including natural disasters, terrorist attacks, telecommunications failures, computer viruses, hackers and other security issues. While we have in place, and continue to invest in, technology security initiatives and disaster recovery plans, these measures may not be adequate or implemented properly to prevent a business disruption and its adverse financial consequences to our business.

We rely solely on Suburban Air for our flight operations and compliance with Federal Aviation Administration (“FAA”) regulations.

Our flight operations are entirely managed by Suburban Air. We are reliant upon Suburban Air to continue to operate and comply with the necessary FAA regulations and be able and willing to fly aircraft on our behalf. We believe that Suburban Air has additional aircraft that they could make available to us as we expand operations. There can be no assurance that such aircraft will be made available to us when required, that such aircraft will be adequate for transporting pets, or that such aircraft will be made available on economic terms favorable to us. While there are other operators we could engage for flight operations and FAA compliance, there can be no assurance that we will be able engage them on the same, or similar, terms as Suburban Air, and, accordingly, any interruption in our relationship with Suburban Air may have a material adverse effect on our business.

We do not carry business interruption or other insurance, so we have to bear losses ourselves.

We are subject to risk inherent to our business, including equipment failure, theft, natural disasters, industrial accidents, labor disturbances, business interruptions, property damage, product liability, personal injury and death. We do not carry any business interruption insurance or third-party liability insurance or other insurance to cover risks associated with our business. As a result, if we suffer losses, damages or liabilities, including those caused by natural disasters or other events beyond our control and we are unable to make a claim again a third party, we will be required to bear all such losses from our own funds, which could have a material adverse effect on our business, financial condition and results of operations.

Our reputation and financial results could be affected in the event of an accident or incident involving our aircraft.

An accident or incident involving our aircraft could result in additional costs not covered by insurance, such as a decrease in our goodwill and expensive litigation. More importantly, an accident or incident may cause the public to perceive our operation as unsafe or unreliable, particularly if such accident or incident results in harm to a Pawsenger. If the public perceives that we are unsafe or unreliable, such perception will have a material adverse impact on our business.

Our quarterly operating results are likely to fluctuate, which may affect our stock price.

Our quarterly revenues, expenses, operating results and gross profit margins will vary from quarter to quarter, and may vary significantly. As a result, our operating results may fall below the expectations of third parties including securities analysts and investors, in some quarters, which could result in a decrease in the market price of our common shares. The reasons our quarterly results may fluctuate include:

•	variations in profit margins attributable to the utilization of our flights;

•	changes in the general competitive and economic conditions; and

•	the introduction of new services by us.

Period to period comparisons of our operating results should not be relied on as indications of future performance.

RISKS ASSOCIATED WITH THE AIRLINE INDUSTRY

The airline industry tends to experience adverse financial results during general economic downturns, leading to significant trickle down effects for our sub-segment of the airline industry.

Since a substantial portion of airline travel is discretionary, the industry tends to experience a downturn in revenues during general economic downturns.  Events beyond the our control such as the economic downturn in 2008, can impact travel patterns for a significant amount of time, and thus have a material adverse effect on individual airlines and the industry as a whole.

The 2001 terrorist attacks, seriously harmed the airline industry, and the risk of additional attacks or wars, may harm the industry in the future.

Terrorist attacks and wars both negatively affect the airline industry. The impacts include substantial loss of bookings, increased security compliance costs, increased insurance costs, increased fuel costs and increased airport delays, all of which negatively affect airline revenues. We cannot predict the scope or effects of such incidents in the future as they relate to our success, and such incidents may have a material adverse effect on our operations.

The rapid spread of contagious illnesses can have a material adverse effect on our business and results of operations.

The rapid spread of a contagious illness, such as the H1N1 flu virus or SARS, can have a material adverse effect on the demand for worldwide air travel, and accordingly the demand for pet flight service, and therefore have a material adverse effect on our business and results of operations. Moreover, our operations could be negatively affected if employees are quarantined as the result of exposure to a contagious illness. Similarly, travel restrictions or operational problems resulting from the rapid spread of contagious illnesses in any market in which we operate may have a material adverse impact on our business and results of operations.

The traditional commercial airline industry is subject to extensive government regulation, and new regulations may increase our operating costs.

The traditional commercial airlines are subject to extensive regulatory and legal compliance requirements that result in significant costs For instance, the FAA from time to time issues directives and other regulations relating to the safeguard, maintenance and operation of aircraft that necessitate significant expenditures. Other laws, regulations, taxes and airport rates and charges have also been imposed from time to time that significantly increase the cost of airline operations or reduce revenues. Even though we are not a traditional commercial airline operator we are subject to some of the same regulations that traditional commercial airlines are subject to.

Future regulatory action concerning climate change and aircraft emissions could have a significant effect on the airline industry. For example, the European Commission has adopted an emissions trading scheme applicable to all flights operating in the European Union, including flights to and from the United States. Such a system could impose significant costs if we expand our services to Europe. Other laws or regulations such as the European emissions trading scheme or other U.S. or foreign governmental actions may adversely affect our operations and financial results, either through direct costs in our operations or through increases in costs for jet fuel that could result from jet fuel suppliers passing on increased costs that they incur under such a system.

Increased fuel costs or disruptions in fuel supply could have a material adverse effect on our business.

Fuel cost is, and will continue to be, a significant portion of our operating expense. Significant increases would harm our profitability. Historically, fuel costs have fluctuated widely based on geopolitical issues and supply and demand. We cannot assure you that such significant fuel increases can be adequately offset by increasing fares or decreasing other operational costs.

Fuel prices could increase dramatically and supplies could be disrupted as a result of international political and economic circumstances, such as increasing international demand resulting from a global economic recovery, conflicts or instability in the Middle East or other oil producing regions and diplomatic tensions between the United States and oil producing nations, as well as OPEC production decisions, disruptions of oil imports, environmental concerns, weather, refinery outages or maintenance and other unpredictable events.

Further volatility in jet fuel prices or disruptions in fuel supplies, whether as a result of natural disasters or otherwise, could have a material adverse effect on our results of operations, financial condition and liquidity.

Our operations may be hindered due to inclement weather conditions.

Like all airline traffic, we cannot fly scheduled flights if weather conditions do not permit. One of the principles of our operations is to fly in weather that will not pose any undue risks to our employees or Pawsengerstm. In the event that the weather does not meet our minimum standards, we will be forced to cancel or delay flights, thus incurring certain additional costs, including, but not limited to, pet boarding costs, pet food costs and fuel costs that may have a material adverse effect on our business.

Our reputation and financial results could be affected in the event of an accident or incident in the airline industry.

An accident or incident in the airline industry may cause the public to perceive airline travel as unsafe. As a result, travel demand could decrease and we may suffer a material adverse effect to our business.

RISKS RELATED TO THE MARKET FOR OUR STOCK GENERALLY

Our common stock is quoted on the OTCBB, which may have an unfavorable impact on our stock price and liquidity.

Our common stock is currently quoted on the OTCBB. The OTCBB is a significantly more limited market than established trading markets such as the New York Stock Exchange or NASDAQ. The quotation of our shares on the OTCBB may result in a less liquid market available for existing and potential shareholders to trade shares of our common stock, could depress the trading price of our common stock and could have a long-term adverse impact on our ability to raise capital in the future. We plan to list our common stock with NASDAQ or New York Stock Exchange or other exchanges as soon as practicable. However, we cannot assure you that we will be able to meet the initial listing standards of any stock exchange, or that we will be able to maintain any such listing.

We may be subject to penny stock regulations and restrictions and you may have difficulty selling shares of our common stock.

The Securities and Exchange Commission (the “SEC”) has adopted regulations which generally define so-called “penny stocks” to be an equity security that has a market price less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exemptions. Our common stock is a “penny stock” and is subject to Rule 15g-9 under the Exchange Act, or the Penny Stock Rule. This rule imposes additional sales practice requirements on broker-dealers that sell such securities to persons other than established customers and “accredited investors”, as such term is defined in the Securities Act. For transactions covered by Penny Stock Rule, a broker-dealer must make a special suitability determination for the purchaser and have received the purchaser's written consent to the transaction prior to sale. As a result, this rule may affect the ability of broker-dealers to sell our securities and may affect the ability of purchasers to sell any of our securities in the secondary market, thus possibly making it more difficult for us to raise additional capital.

For any transaction involving a penny stock, unless exempt, the rules require delivery, prior to any transaction in penny stock, of a disclosure schedule required by the SEC relating to the penny stock market. Disclosure is also required to be made about sales commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements are required to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stock.

There can be no assurance that our common stock will qualify for exemption from the Penny Stock Rule. In any event, even if our common stock were exempt from the Penny Stock Rule, we would remain subject to Section 15(b)(6) of the Exchange Act, which gives the SEC the authority to restrict any person from participating in a distribution of penny stock, if the SEC finds that such a restriction would be in the public interest.

We have never paid dividends on our common stock and we do not anticipate paying dividends in the foreseeable future.

We have never paid cash dividends on our common stock.  For the foreseeable future, we intend to retain any earnings to finance the development and expansion of our business, and we do not anticipate paying any cash dividends on our common stock. Accordingly, investors must be prepared to rely on sales of their common stock after price appreciation to earn an investment return, which may never occur. Investors seeking cash dividends should not purchase our common stock. Any determination to pay dividends in the future will be made at the discretion of our board of directors and will depend on our results of operations, financial condition, contractual restrictions, restrictions imposed by applicable law and other factors our board deems relevant.

Our controlling stockholders hold a significant percentage of our outstanding voting securities, which could hinder our ability to engage in significant corporate transactions without their approval.

Mr. Dan Wiesel and Ms. Alysa Binder are the beneficial owners of approximately 45% of our outstanding voting securities as at December 31, 2010. As a result, they possess significant influence, giving them the ability, among other things, to elect members of our board of directors and to authorize or prevent proposed significant corporate transactions. Their ownership and control may also have the effect of delaying or preventing a future change in control, impeding a merger, consolidation, takeover or other business combination or discourage a potential acquirer from making a tender offer. The interests of these two stockholders may not always coincide with the interests of other shareholders, and they may act in a manner that advances their best interests and not necessarily those of other shareholders, which may affect the market price for our securities.

Item 9.01       Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description of Exhibit

99.1	Prospective Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pet Airways, Inc.

Date: March 8, 2010	By:	/s/ Dan Wiesel
Dan Wiesel
Chief Executive Officer